Acquisition of Fronteer Gold – Building on a Unique Growth Platform in Nevada

February 3, 2011

Cautionary Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws, including (without limitation) statements that use forward-looking terminology such as "may", "will", "expect", "predict", "anticipate", "believe", "continue", "potential", "target", "goal," "opportunity" or the negative thereof or other variations thereof or comparable terminology. Such forward-looking statements include, without limitation: (i) estimates of future mineral resource production; (ii) statements concerning future capital expenditures; (iii) statements regarding potential ounces or tons, reserves, resources and NRM; (iv) statements regarded expected cash flow and asset value metrics; (v) descriptions of potential synergies and estimated mine life; (vi) statements concerning the completion of the proposed acquisition; and (vii) and other financial outlook. Certain of such forward-looking information is based, where indicated and in other respects, on public disclosures made by Fronteer Gold Corporation ("Fronteer"). Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development and operations being consistent with current expectations and mine plans; (iii) certain price assumptions for gold; (iv) prices for key supplies being approximately consistent with current levels; and (v) the accuracy of our current mineral reserve and mineral resource estimates. Where Newmont or Fronteer expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the "forward-looking statements". Such risks include, but are not limited to, the inability to realize expected synergies or cost savings, errors in estimates of reserves or future production, parts, equipments, labor or power shortages or other increases in costs, mining accidents or other adverse events, changes in applicable laws or regulations, competition from other mining companies, approval of applicable governmental authorities, required Fronteer shareholder approval and necessary court approvals the satisfactions or waiver of certain other conditions contemplated by the arrangement agreement, and the other risks disclosed in Newmont's and Fronteer's public filings, any or all of which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. For a more detailed discussion of such risks and other factors, see Newmont's 2009 Annual Report on Form 10-K, filed on February 25, 2010, with the Securities and Exchange Commission (the "SEC"), Fronteer's Annual Information form and latest Form 40-F filed with the SEC, as well as Newmont's and Fronteer's other public filings. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or not be completed, and the results or events predicted in these forward-looking statements may differ materially from actual results or events. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Newmont is not affirming or adopting any statement attributed to Fronteer in this document or elsewhere. Neither Newmont nor Fronteer undertakes any obligation to release publicly revisions to any "forward-looking statement," including, without limitation, financial outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Continued reliance on "forward-looking statements" is at investors' own risk.

Newmont's Strong Balance Sheet and Free Cash Flow Provide Flexibility to Build our Business

Over $6.7 Billion in Available Equity Liquidity[1]



Revolver Capacity, $1.9B
Cash and Cash Equivalents, $3.2B
Marketable Securities, $1.6B

+ Strong Cash Flow Generation

Build the Business

Internal Project Development

- Execute our advanced projects

Exploration

- Discoveries and reserve additions across our global districts

Opportunistic M&A

- Extend mine life, lower costs and improve growth profile

Return Capital to Shareholders

Return of Capital

- Dividend increased 50% July 2010

[1] *As of 12/31/10; On an equity basis, unaudited.*

Strong Gold Price Environment

Is Gold in a Bubble?



2500
2000
1500
1000
500
Source: Murenbeeld Gold Monitor (1/14/11)
GOLD PRICE 1971-1982
NASDAQ 1990-2009
GOLD PRICE 2001-2010

Gold Reserves, Selected Countries



1000
950
900
850
800
750
700
650
600
EM gold holdings
have increased for 16 months
Advanced Economies gold
sales halted in Oct-09
Source:
Goldman Sachs Global Economics, Commodities and
Strategy Research, October 11, 2010
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Advanced Economies
Emerging and Developing Economies

Factors Supporting Gold

- Loose monetary policy suggests inevitable inflation
- Sovereign debt crisis remains unresolved
- Political risk heightened
- Central banks buying
- Investment demand remains strong
- Negative real interest rate environment

Newmont's History of Discovery and Reserve Additions Provides the Foundation for Further Potential Growth



discover
drill
develop
mine
learn
apply
Innovate
Oxide Leach & Mills
Refractory Mills
Underground
Au Price Drop
Oxide Pits
Conga
Pit Expansions & UG Discoveries
Sulfide Met
Pit Expansion
Pit Expansion
Acquisition of Newcrest Mining's Interest
Acquisition of AngloGold Ashanti's Interest
Nevada Portfolio
Western Oxides & Sulfides
Boddington
Subika Expansion (Underground)
Cumulative Reserve Additions (Moz)
0
10
20
30
40
50
1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010e 2011e
★ Yanacocha Discovery
★ Batu Hijau Discovery
★ Ahafo Discovery
★ Carlin Discovery (1962)
Carlin Trend
Yanacocha District
Ghana
Boddington

Our Nevada Portfolio Has Produced 54 Million Ounces to Date

1966

- Gold reserves: 3.5 Mozs
- Production: 260 Kozs
- Employment: 100
- 1 – Open pit mine
- 1 – Oxide mill


BIG
magazine

This 1966 magazine featured Newmont's Carlin mine and stated claims would be worked out by 1980.

Today

- Gold reserves: 28.5 Mozs[1]
- 2010 Production: 1.7 Mozs[2]
- Employment: 3,400
- 6 – Open pit mines
- 5 – Underground mines
- 9 – Process facilities

[1]As of 12/31/09. See cautionary statement on slide 19
[2] See cautionary statement on slide 20

We are Expanding our Nevada Portfolio with the Strategic Acquisition of Fronteer Gold (TSX: FRG)

Acquisition Overview

- Newmont to acquire Fronteer Gold for cash consideration of Cdn $2.3 billion (excl. Pilot Gold) via a Plan of Arrangement
- Fronteer Gold's main asset is the multi-million ounce, high-grade, Carlin-type Long Canyon deposit
- Potential for significant additional resources in Sandman and Northumberland

Strategic Rationale

- Strategic acquisition by Newmont to complement organic growth in a core operating region
- Rare opportunity of multi-million ounce, high-grade Carlin-style oxide deposits with significant growth potential
- Leverage current infrastructure for significant development and operating synergies

Significant Due Diligence Completed

- Newmont has been undertaking due diligence since May 2010[1,2]
- Independent review completed; supports Newmont's block modeling

Transaction Timeline and Terms

- Fronteer Gold Management Information Circular expected early March 2011
- Fronteer Gold shareholder meeting expected to be held in April 2011– approval required by 66 2/3% of votes cast
- Closing expected before the end of April 2011
- Customary deal protections, including termination fee of Cdn $85 million

[1]Newmont diligence is ongoing. Newmont assumes no responsibility for Fronteer's estimates and historical reporting reflected or summarized in this presentation
[2]See slide 13 for overview of transaction details

Carlin-Type Trends Have Shown Large Growth Potential Over Time; *Similar Growth Expected At Long Canyon*



Fiberline
Midas
Twin Creeks
Sandman
Leeville
Mike
Elko
Long Canyon
Phoenix Copper Basin
Phoenix
Gold Quarry
Greater Phoenix
Reno
80
Northumberland
NEVADA
NORTH
100 Miles
100 Kilometers
Las Vegas
Newmont Operations
Fronteer development projects
Gold Trends
Sleeping Giant Deposits

Potential New Trend

- Long Canyon is a major discovery in a new district



Gold Endowment (Moz Au)
150
100
50
0
10
20
30
40
50
Years Since Discovery Or Development
Battle Mtn. Eureka
Carlin Trend
? Long Canyon Trend
Bald Mtn.
Getchell
Jerritt Canyon

Our Experience at Carlin Gives Us Confidence in Similar Growth at Long Canyon

Resources & Upside

Current Resource: 2.2 Moz[1]

Near Term Expansion Potential: ~2X

Identified Target Potential: ~3X

Trend Potential: >3-4X



Long Canyon District
80
West Pequop JV
Long Canyon Claims
South Pequop JV



[1] *See Fronteer's Long Canyon resource estimate on slide 15*

We also Predict Additional Potential at Sandman and Northumberland

Sandman [1] - Open-pit Development Near Existing Infrastructure with potential of up to ~1Moz


Twin Creeks
Sleeper
Sandman
King River Rift

- Prefeasibility completion expected in 2012
- Potential to leverage Twin Creeks infrastructure
- Competitive operating cost within Newmont Nevada portfolio
- Less than 15% of total 29 sq mile land package explored

Northumberland [1] – potential of up to ~3Moz with Underground Upside







- Significant resource with potential for combined open pit / underground operation
- 900ft development decline underway to test high-grade zones
- 18kt bulk sample planned plus 4,000ft underground drilling

[1] See Fronteer's Sandman and Northumberland resource disclosures on slides 16 &17

Building a Sustainable and Profitable Mining Business



Hope Bay
Carlin
Leeville/
Midas
Phoenix
Twin
Creeks
Long Canyon
Northumberland
Sandman
Fiberline
Mike
Copper Basin
Greater Phoenix
Greater Gold Quarry
Turf
Phoenix Copper Leach
La Herradura
Saramacca
Merian
Cassador
Yanacocha
La Zanja
Nimba
Ahafo
Akyem
Subika Expansion
Conga
Cerro Quilish
Batu Hijau
Elang
Jundee
Tanami
Boddington
Kalgoorlie
Waihi
Existing Operation
Project/Exploration

Total Land Position of Approximately 32,000 Square Miles

N.A. Land Position = 12,409 sq. m.	S.A. Land Position = 3,954 sq. m.	African Land Position = 3,850 sq. m.	APAC Land Position = 12,274 sq. m.

Appendix

Transaction Details

Consideration Offered	▪ Cdn.$14.00 in cash and one share of Pilot Gold per Fronteer Gold share – Premium of approx. 37% to the closing price as of February 2, 2011 (excl. Pilot Gold) – Implies a value of approximately Cdn.$2.3 billion for Fronteer Gold (excl. Pilot Gold)
Structure	▪ Plan of Arrangement
Key Conditions	▪ 66 2/3% of votes cast at special meeting of Fronteer Gold shareholders ▪ Court and regulatory approvals and other customary conditions
Other Terms	▪ Unanimous Fronteer Gold Board recommendation ▪ Fronteer Gold has received a fairness opinion from RBC Capital Markets ▪ All Fronteer Gold directors and senior officers have agreed to support transaction ▪ Customary Board support, non-solicit and right to match provisions ▪ Cdn.$85 million termination fee
Pilot Gold (New Exploration Company)	▪ To own a portfolio of Fronteer Gold exploration properties in Nevada, Turkey and Peru (see Appendix) and be capitalized with Cdn.$10 million in cash ▪ Former Fronteer Gold shareholders will hold an aggregate 80.1% interest ▪ Newmont will hold the remaining 19.9% interest with a 2-year right to participate pro rata in future financings to maintain position and standstill ▪ TSX Venture Exchange listing anticipated concurrent with closing of transaction
Indicative Timeline	▪ Fronteer Gold Management Information Circular expected early March 2011 ▪ Fronteer Gold shareholder meeting expected to be held in April 2011 ▪ Closing expected before the end of April 2011

Cautionary Note Regarding Fronteer Gold Estimates

Certain information in this document, including information in this Appendix, is based on Fronteer Gold's public disclosures. Newmont assumes no responsibility for Fronteer Gold's estimates and historical reporting reflected or summarized in this document. Fronteer Gold uses the terms "Measured resources", "Indicated resources" and "Inferred resources". We advise U.S. investors that while these terms are recognized and required by Canadian regulations, these terms are not defined terms under the SEC's Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. U.S. Investors are cautioned not to assume that any part of mineral deposits in the "Measured resources" or "Indicated resources" categories will ever be converted into SEC Industry Guide 7 reserves. Additionally, "Inferred resources" and "potential" resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all of any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of Inferred resources may not form the basis of a feasibility study or prefeasibility studies, except in rare cases. Accordingly, U.S. Investors are cautioned not to assume that any part or all of an Inferred resource exists or is economically or legally minable. None of the resources attributed to the Fronteer Gold properties including Long Canyon, Sandman and Northumberland, are currently in Newmont's recorded reserves or NRM.

Long Canyon Resource Disclosure

Cut-off Grade (g/t)	Measured Tonnes (000s)	Measured Grade (g/t)	Measured Ounces (000s)	Indicated Tonnes (000s)	Indicated Grade (g/t)	Indicated Ounces (000s)	Measured & Indicated Tonnes (000s)	Measured & Indicated Grade (g/t)	Measured & Indicated Ounces (000s)	Inferred Tonnes (000s)	Inferred Grade (g/t)	Inferred Ounces (000s)
0.2	**762**	**2.91**	**71**	**17,609**	**2.34**	**1,324**	**18,371**	**2.36**	**1,396**	**11,170**	**2.24**	**803**
1.0	458	4.51	66	9,286	3.98	1,187	9,744	4.00	1,254	5,990	3.70	713
3.0	218	7.53	53	3,848	7.21	892	4,067	7.22	944	2,250	7.09	513
5.0	136	9.65	42	2,592	8.80	733	2,728	8.84	775	1,534	8.56	422

Mineral resources are not mineral reserves and do not have demonstrated economic viability, and there is no guarantee that any resource will become a reserve. The disclosure in this presentation regarding the Long Canyon mineral resource estimate was prepared under the supervision of Christopher Lee, P. Geo, Chief Geoscientist for Fronteer Gold, is Fronteer's designated Qualified Person for the Fronteer resource estimate contained in this presentation and has reviewed and validated that all Long Canyon technical information contained in the release is accurate. Details of the Long Canyon press release will be published in an updated technical report which will be posted on SEDAR no later than Feb 26, 2011. See also January 12, 2011 Fronteer press release posted on SEDAR.

Sandman Resource Disclosure

2007 Resource	Tonnes	Grade Au (g/t)	Contained Au (oz)
Measured	1,550,000	1.65	82,100
Indicated	5,736,000	1.03	189,800
Total M&I	**7,286,000**	**1.16**	**271,900**
Inferred	1,287,000	0.92	38,000

Resources are reported at a different cut-off grade for material above (0.01 oz Au/ton, or 0.34 g Au/t) and below (0.02 oz Au/ton, or 0.69 g Au/t) a threshold elevation of 4,200 feet to account for different potential mining methods at different depths. Mineral resources are not mineral reserves and do not have demonstrated economic viability, and there is no guarantee that any resource will become a reserve. The disclosure in this presentation regarding the Sandman Gold Project resource estimate was prepared under the supervision of Christopher Lee, P. Geo., Chief Geoscientist for Frontier Gold. Mr. Lee has reviewed and verified that the information contained in this presentation is consistent with the Sandman Gold Project resource estimate. Further details of the Sandman Gold Project resource estimate are available in the technical report dated November 1, 2007, entitled "Updated Technical Report Sandman Gold Project-Humboldt County, Nevada USA", which is posted on Fronteer's profile on SEDAR (www.sedar.com).

Northumberland Resource Disclosure

	Tonnes	Grade Au (g/t)	Ag (g/t)	Au (oz)	Contained Ag (oz)	Au Eq. (oz)
Indicated Gold	36,518,000	1.92		2,259,000		2,259,000
Indicated Silver	36,518,000		7.72		9,062,000	130,000
Total Indicated	**36,518,000**	**1.92**	**7.72**	**2,259,000**	**9,062,000**	**2,388,000**
Inferred Gold	6,926,000	3.49		776,000		776,000
Inferred Silver	6,926,000		6.30		1,403,000	20,000
Total Inferred	**6,926,000**	**3.49**	**6.30**	**776,000**	**1,403,000**	**796,000**

AuEq is calculated in this table at an Au:Ag ratio of 70:1 and assumes a 10% recovery of both metals. Mineral resources are not mineral reserves and do not have demonstrated economic viability, and there is no guarantee that any resource will become a reserve. Cut-off grades for each resource type were estimated using cost ranges of existing operations for various parameters, such as mining and processing costs, metal recoveries, general and administrative, sales and refining costs, and an assumed gold price of $700 per ounce. The three different resource types are: open pit oxide and sulfide, based on gold cyanide extraction ratios (oxide resource = cyanide leach assay/fire assay greater than 0.5), and underground, based on depth below surface (2,286-metre elevation, constrained by preliminary internal Lerchs-Grossman pit optimizations). Christopher Lee, P. Geo, Chief Geoscientist for Fronteer, is the qualified person who has prepared the Northumberland resource estimate and supervised the disclosure of the Northumberland resource estimate in this presentation. Mr. Lee has reviewed and verified the information contained in this presentation is consistent with the Northumberland resource estimate. Further details of the Northumberland resource estimate are available in a technical report dated July 28, 2009, entitled "Technical Report on the Northumberland Project Nye County, Nevada, USA: Resource Update 2008" which is posted on Fronteer's profile on SEDAR (www.sedar.com).

Pilot Gold Projects

Nevada

- Anchor
- Baxter Spring
- Brik
- Buckskin North
- Cold Springs
- Easter
- Gold Springs 2
- New Boston
- Regent
- Stateline
- Viper

Turkey

- Halilaga
- TV Tower

Peru

- Rae Wallace Rights

Statement Regarding Newmont Reserve Estimates and Cautionary Statement Regarding Potential

Ian Douglas, Newmont's Group Executive of Reserves and Geostatistics, is the qualified person responsible for the preparation of the Reserve and non-reserve mineralization estimates in this presentation. The reserves disclosed on slide 6 of this presentation have been prepared in compliance with Industry Guide7 published by the SEC. However, the term "potential" or "potential resource" refers to the aggregate of potential ore-grade material, including reserves, non-reserve mineralization, in addition to other potential ore-grade materials that have less certainty of conversion to reserves, which have not been prepared in accordance with Industry Guide 7. Estimates of potential are subject to further exploration and development, are subject to many risks and highly speculative, and may not be converted to future reserves of the company. In addition, our current or future reserves and exploration and development projects may not result in new mineral producing operations. Even if significant mineralization is discovered and converted to reserves, it will likely take many years from the initial phases of exploration to development and ultimately to production, during which time the economic feasibility of production may change. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineralized material on Newmont's material properties, as well as a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, please see Newmont's most recent Annual Report on Form 10-K and other SEC filings.

Cautionary Statement About Preliminary 2010 Results

We caution you that, whether or not expressly stated, all measures of Newmont's 2010 financial results and condition contained in this presentation are preliminary and reflect our expected 2010 results. Actual reported 2010 results are subject to management's final review as well as audit by Newmont's independent registered accounting firm and may vary from those expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied. Newmont will provide additional discussion and analysis and other important information about its fourth quarter and 2010 financial results and condition when it reports actual results on February 24, 2011.